Exhibit 10.8

                             MODIFICATION OF LEASE

      This MODIFICATION OF LEASE, made as of the l4th day of May, 2003, by and between 46.25 ASSOCIATES L.P., having a mailing address c/o National Realty & Development Corp., 3 Manhattanville Road, Purchase, New York 10577 (hereinafter referred to as "Landlord"), and ENZON, INC., a New Jersey corporation, having a mailing address of 20 Kingsbridge Road, Piscataway, New Jersey 08854 (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

      WHEREAS, Robert C. Baker, Harvey B. Oshins, William C. Ferry, Gregory J. Stepic, Michael Silverman and Leslie J. Suchman, collectively as landlord, and Tenant, as tenant, entered into a lease (such lease, as amended, modified, assigned and transferred to date, is hereinafter referred to as the "Lease") dated as of May 3, 1983 with respect to certain premises (the "Demised Premises") located in Middlesex Business Center in building No. 300 in South Plainfield, New Jersey and more particularly described therein; and

      WHEREAS, Landlord has succeeded to the interest of the landlord under the Lease; and

      WHEREAS, Tenant and Landlord have agreed to extend the term of the Lease and modify some of the provisions of the Lease as hereafter provided;

      NOW, THEREFORE, in consideration of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration, each to the other in hand duly paid, the receipt and sufficiency whereof is hereby acknowledged, the parties do mutually agree as follows:

1. The term of the Lease is hereby extended FIVE (5) Years and SEVEN (7) months so that the term shall expire on October 31, 2012 (the "New Expiration Date"), upon the same terms, covenants, conditions and provisions contained in the Lease, except as hereinafter provided. (The period commencing on April 1, 2007 and ending on the New Expiration Date is herein referred to as the "Extension Term".) Tenant acknowledges that there is no right to extend the term of the Lease beyond the Expiration Date; all renewal or extension privileges having been previously exhausted and/or waived.

2. The annual minimum rental payable in accordance with Article 3 of the Lease during the Extension Term shall be: TWO HUNDRED TWENTY-EIGHT THOUSAND and 00/100 ($228,000.00) DOLLARS per annum -- NINETEEN THOUSAND and 00/100 ($19,000.00) DOLLARS per month.

3.    The following quoted language is hereby added to the Lease as Sections
      11.03 and 11.04 thereof:

            "Section 11.03. Any assignment or transfer of this Lease and any subletting of all or a portion of the Demised Premises shall be made only if, and shall not be effective until, the assignee or subtenant shall execute, acknowledge and deliver to Landlord a recordable agreement, in form and substance reasonably satisfactory to Landlord and counsel for Landlord, whereby the assignee or subtenant shall assume for the benefit of Landlord the obligations and performance of this Lease and agree to be personally bound by and upon all of the covenants, agreements, terms, provisions and conditions hereof on the part of Tenant to be performed or observed, and whereby Tenant (and any guarantor of this Lease or of the Tenant's obligations hereunder) covenants and agrees to remain liable as a primary obligor for the due performance of all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed or observed. In the event of any

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      assignment of this Lease or any subletting of all or any portion of the
      Demised Premises, the obligations of Tenant and any guarantor of this Lease or any guarantor of the obligations of Tenant under this Lease as a primary obligor shall be unaffected and shall remain in full force and effect.

            Section 11.04. Notwithstanding anything to the contrary contained in this Article, Tenant may assign this Lease at any time during the term of this Lease, without obtaining Landlord's consent, upon Tenant giving Landlord prior written notice, to (a) another corporation succeeding to substantially all of the assets of Tenant as a result of a consolidation or merger or to a corporation to which all or substantially all of the assets of Tenant have been sold; (b) a wholly-owned subsidiary corporation; or (c) an affiliated corporation (defined as any corporation whose majority of shares are owned or controlled by the same persons owning or controlling the majority of shares of Tenant); provided: (i) documentation in compliance with Section 11.03 above shall be delivered to Landlord prior to the effective date of such assignment, and (ii) Tenant shall remain primarily liable under all terms and conditions of this Lease, except in the event Tenant's corporate existence ends as a matter of law pursuant to such consolidation or merger (the foregoing described assignment is referred to herein as a "Permitted Assignment"). In the event of a Permitted Assignment, the provisions of Section 11.02 requiring a Surrender Agreement shall not be applicable thereto."

4. Except as expressly modified herein, all of the provisions, covenants, conditions and agreements set forth in the Lease shall continue in full force and effect.

      IN WITNESS WHEREOF, the parties have caused this Modification of Lease to be executed as of the day, month and year first above written.

WITNESS:                                46.25 ASSOCIATES L.P.,
                                        By: Middlesex Business Development
                                        Corp., a Delaware corporation, as
                                        general partner

/s/ Witness                                 By: /s/ Robert C. Baker
-----------------------------                   --------------------------------
                                                Name: ROBERT C. BAKER

                                                Title: PRESIDENT

                                                (LANDLORD)


ATTEST:                                 ENZON, INC.

                                        By: /s/ Kenneth J. Zuerblis
-----------------------------               --------------------------------
Name:                                       Name: Kenneth J. Zuerblis
Title:                                      Title: Chief Financial Officer

                                                (TENANT)

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State of New Jersey
                    } SS:
County of Somerset

      On the 7 day of April in the year 2003 before me, the undersigned, a Notary Public in and for said State, personally appeared Kenneth J. Zuerblis, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.


                                                /s/ Toni L. Klich
                                        --------------------------------------
                                                     Notary Public

                                                             TONI L. KLICH
                                                        Notary Public New Jersey
                                                         My Commission Expires:
                                                             March 11,2004

State of New York       )
                        ) ss.:
County of Westchester   )

      On the 14th day of May, in the year 2003 before me, the undersigned, personally appeared Robert C. Baker, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted executed the instrument, and that such individual(s) made such appearance before the undersigned in the Town/City/Village of Harrison, County of Westchester and State of New York.


                                        /s/ Richard A. Kaufman
                                        --------------------------------------
                                        Signature and office of individual
                                        taking Acknowledgement

                                                       RICHARD A. KAUFMAN
                                                Notary Public, State of New York
                                                          No. 4875196
                                                Qualified in Westchester County
                                               Commission Expires October 6 2006

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